UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2011

Alliance Data Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15749	31-1429215
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 Dallas Parkway, Suite 700, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 494-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2011, the Compensation Committee of the Board of Directors of Alliance Data Systems Corporation (the "Company"), and on March 11, 2011, the Board of Directors of the Company, approved long-term equity incentive compensation awards for the Company’s executives and senior leaders, and such awards were granted on March 21, 2011. The long-term equity incentive compensation awards consist of 80% performance-based restricted stock units and 20% time-based restricted stock units and were made pursuant to the Company’s 2010 Omnibus Incentive Plan. Consistent with past practice and subject to the discretion of the Compensation Committee of the Board of Directors of the Company, the performance restriction on the performance-based restricted stock unit awards will lapse provided that the Company’s 2011 income from continuing operations before income taxes determined in accordance with GAAP ("EBT") meets or exceeds $362.7 million to achieve 50% of the target award; $403.0 million to achieve 100% of the target award; and $443.3 million to achieve 150% of the target award, with a fixed scale between $362.7 million and $443.3 million. Upon achievement of the performance target, the performance restriction will lapse with respect to 33% of the award on February 21, 2012, with respect to an additional 33% of the award on February 21, 2013 and with respect to the final 34% of the award on February 21, 2014 (each such date a "Vesting Date") provided that the participant is employed by the Company on each such Vesting Date. The same percentages and Vesting Dates apply to the time-based restricted stock unit awards.

The total target number of time-based restricted stock units ("TBRSU") and performance-based restricted stock units ("PBRSU"), which may be adjusted up or down based on the Company’s performance as described, granted to the Company’s chief executive officer, chief financial officer and next three most highly compensated executive officers are as follows:

Edward J. Heffernan, President and Chief Executive Officer: 30,689 (PBRSU); 7,672 (TBRSU)
Charles L. Horn, EVP and Chief Financial Officer: 10,403 (PBRSU); 2,600 (TBRSU)
Ivan M. Szeftel, EVP and President, Retail Credit Services: 21,846 (PBRSU); 5,461 (TBRSU)
Bryan A. Pearson, EVP and President, LoyaltyOne: 17,165 (PBRSU); 4,291 (TBRSU)
Bryan J. Kennedy, EVP and President, Epsilon: 17,685 (PBRSU); 4,421 (TBRSU)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

March 23, 2011	By:	Edward J. Heffernan

Name: Edward J. Heffernan
Title: President and Chief Executive Officer